Exhibit 10.11

EXECUTION VERSION

AMENDMENT NO. 1 TO MASTER REPURCHASE AND SECURITIES CONTRACT AND OMNIBUS
AMENDMENT TO REPURCHASE DOCUMENTS

AMENDMENT NO. 1 TO MASTER REPURCHASE AND SECURITIES CONTRACT AND OMNIBUS AMENDMENT TO REPURCHASE DOCUMENTS, dated as of February 4, 2016 (this “Amendment”), by and between KREF LENDING I, LLC, a Delaware limited liability company (“Seller”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (“Buyer”), and, with respect only to Sections 1(b) and 1(c) hereof, agreed to and acknowledged by SITUS ASSET MANAGEMENT LLC (“Servicer”).  Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Repurchase Agreement (as defined below).

RECITALS

WHEREAS, Seller and Buyer are parties to that certain Master Repurchase and Securities Contract, dated as of October 21, 2015 (as amended hereby and as further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Repurchase Agreement”);

WHEREAS, Buyer and Seller have agreed to amend certain provisions of the Repurchase Agreement and other Repurchase Documents in the manner set forth herein.

Therefore, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer hereby agree as follows:

SECTION 1.                  Repurchase Agreement and Servicing Agreement Amendments.

(a) The definition of “Remittance Date”, as set forth in Article 2 of the Repurchase Agreement, is hereby amended to replace the phrase “12th” with the phrase “15th”.

(b) The definition of “Determination Date”, as set forth in Section 1.01 of the Servicing Agreement, is hereby amended to replace the phrase “12th” with the phrase “15th”.

(c) The definition of “Servicer Remittance Date”, as set forth in Section 1.01 of the Servicing Agreement, is hereby amended to replace the phrase “12th” with the phrase “15th”.

SECTION 2.                  Conditions Precedent.  This Amendment and its provisions shall become effective on the first date on which this Amendment is executed and delivered by a duly authorized officer of each of Seller and Buyer (the “Amendment Effective Date”).

SECTION 3.                  Representations, Warranties and Covenants.  Seller hereby represents and warrants to Buyer, as of the date hereof and as of the Amendment Effective Date, that (i) it is in full compliance with all of the terms and provisions set forth in each Repurchase

Document to which it is a party on its part to be observed or performed, and (ii) no Default or Event of Default has occurred or is continuing.  Seller hereby confirms and reaffirms its representations, warranties and covenants contained in each Repurchase Document to which it is a party.

SECTION 4.                  Acknowledgements of Seller.  Seller hereby acknowledges that, to its knowledge, Buyer is in compliance with its undertakings and obligations under the Repurchase Agreement and the other Repurchase Documents.

SECTION 5.                  Omnibus Amendment and Limited Effect.  Except as expressly amended and modified by this Amendment, the Repurchase Agreement, and each of the other Repurchase Documents shall continue to be, and shall remain, in full force and effect in accordance with their respective terms; provided, however, that upon the Amendment Effective Date, each (x) reference therein and herein to the “Repurchase Documents” shall be deemed to include, in any event, this Amendment, (y) each reference to the “Repurchase Agreement” in any of the Repurchase Documents shall be deemed to be a reference to the Repurchase Agreement, as amended hereby, and (z) each reference in the Repurchase Agreement to “this Agreement”, this “Repurchase Agreement”, this “Master Repurchase and Securities Contract”, “hereof”, “herein” or words of similar effect in referring to the Repurchase Agreement, shall be deemed to be references to the Repurchase Agreement, as amended by this Amendment.

SECTION 6.                  Counterparts.  This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.  Delivery of an executed counterpart of a signature page to this Amendment in Portable Document Format (PDF) or by facsimile transmission shall be effective as delivery of a manually executed original counterpart thereof.

SECTION 7.                  Expenses.    Seller agrees to pay and reimburse Buyer for all reasonable out-of-pocket costs and expenses incurred by Buyer in connection with the preparation, execution and delivery of this Amendment and all other agreements, instruments or documents related thereto, including, without limitation, the reasonable fees and disbursements of Cadwalader, Wickersham & Taft LLP, counsel to Buyer.

SECTION 8.                  GOVERNING LAW.    THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES TO THIS AMENDMENT, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES TO THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK.  THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AMENDMENT.

[SIGNATURES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

SELLER:
KREF LENDING I, LLC, a Delaware limited liability company

By:	/s/ Patrick Mattson
Name:	Patrick Mattson
Title:	Authorized Signatory

Signature Page to Amendment No. 1 to Master Repurchase and Securities Contract and Omnibus Amendment to Repurchase Documents

BUYER:
WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association

By:	/s/ Allen Lewis
Name:	Allen Lewis
Title:	Director

Signature Page to Amendment No. 1 to Master Repurchase and Securities Contract and Omnibus Amendment to Repurchase Documents

ACKNOWLEDGED AND AGREED TO WITH RESPECT TO SECTIONS 1(B) AND 1(C) ONLY:

SERVICER:
SITUS ASSET MANAGEMENT LLC

By:	/s/ James J. Goodall
Name:	James J. Goodall
Title:	Director

Signature Page to Amendment No. 1 to Master Repurchase and Securities Contract and Omnibus Amendment to Repurchase Documents